Fund/Ticker
Fidelity Simplicity RMD 2020 Fund℠/FIRWX

Summary Prospectus
September 28, 2024

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated September 28, 2024 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund:
Fidelity Simplicity RMD 2020 Fund℠

Investment Objective

Fidelity Simplicity RMD 2020 Fund℠ seeks total return until its horizon date through a combination of current income and capital growth. Thereafter, the fund's objective will be to seek high current income and, as a secondary objective, capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of the fund, which are not reflected in the table and example below.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.55% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.55%
AAdjusted to reflect current fees.
This example helps compare the cost of investing in the fund with the cost of investing in other funds. The example assumes that you are not participating in the Fidelity® systematic withdrawal plan.
Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$56
3 years	$176
5 years	$307
10 years	$689

Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of underlying Fidelity® funds (or "turns over" its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 23% of the average value of its portfolio.
Principal Investment Strategies
  Investing primarily in a combination of Fidelity® U.S. equity funds, international equity funds, bond funds, and short-term funds (underlying Fidelity® funds) to seek to achieve the fund's investment objective consistent with a payment strategy to be administered through a complementary systematic withdrawal plan.
  Allocating assets according to a neutral asset allocation strategy shown in the glide path below that adjusts over time until it reaches an allocation similar to that of the Fidelity Simplicity RMD Income FundSM, approximately 10 to 20 years after the year 2020. Fidelity Management & Research Company LLC (FMR) (the Adviser) may modify the fund's neutral asset allocations from time to time when in the interests of shareholders.

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent Weighting
60
65
70
75
80
85
90
Age
U.S. Equity Funds
International Equity Funds
Bond Funds
Short-Term Funds

  The neutral asset allocation shown in the glide path depicts the allocation to U.S. equity funds, international equity funds, bond funds (including U.S. investment grade bond, international bond, short-term inflation-protected bond, long-term inflation-protected bond, and long-term treasury bond), and short-term funds.
  Buying and selling futures contracts (both long and short positions) in an effort to manage cash flows efficiently, remain fully invested, or facilitate asset allocation.
  The Adviser, under normal market conditions, will make investments that are consistent with seeking total return for several years beyond the fund's horizon date in an effort to achieve the fund's overall investment objective.
  As of August 1, 2024, the fund's neutral asset allocation to underlying Fidelity® funds and futures was approximately:
U.S. Equity Funds 28%
International Equity Funds 18%
International Bond Funds 5%
U.S. Investment Grade Bond Funds 32%
Long-Term Treasury Bond Funds 4%
Long-Term Inflation-Protected Bond Funds 8%
Short-Term Inflation-Protected Bond Funds 3%
Short-Term Funds 2%

* The Adviser may change these percentages over time. As a result of the active asset allocation strategy (discussed below), actual allocations may differ from the neutral allocations above. The allocation percentages may not add to 100% due to rounding.
  The Adviser, under normal market conditions, will use an active asset allocation strategy to increase or decrease asset class exposures relative to the neutral asset allocations reflected above by up to 10% for equity funds, bond funds and short-term funds to reflect the Adviser's market outlook, which is primarily focused on the intermediate term. The asset allocations in the glide path and pie chart above are referred to as neutral because they do not reflect any decisions made by the Adviser to overweight or underweight an asset class.
  The Adviser may also make active asset allocations within other asset classes (such as commodities, high yield debt (also referred to as junk bonds), floating rate debt, real estate debt, and emerging markets debt) from 0% to 10% of the fund's total assets individually, but no more than 25% in aggregate within those other asset classes. Such asset classes are not reflected in the neutral asset allocations reflected in the glide path and pie chart above. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics.
  Designed for investors approaching required minimum distribution (RMD) age and above who turned age 70 in or within a few years of 2020 (horizon date) and plan to gradually withdraw the value of their account in the fund over time (in accordance with minimum distribution requirements as mandated by the Internal Revenue Code and related regulations).
The fund's investment objective is intended to support a payment strategy designed to be implemented through a shareholder's voluntary participation in a complementary systematic withdrawal plan that will enable shareholders to receive regular payments from the fund based on their expected required minimum distributions from certain types of retirement accounts as mandated by the Internal Revenue Code. However, shareholders may invest in the fund and not participate in the plan.
Investors should refer to the "Features and Policies" section of the prospectus for a summary of how the payment strategy and plan are designed to operate.
When the neutral asset allocation of a fund matches Fidelity® Simplicity RMD Income Fund's neutral asset allocation (approximately 10 to 20 years after the year indicated in the fund's name), the Board of Trustees may combine the fund with Fidelity Simplicity RMD Income FundSM, without shareholder approval, and the fund's shareholders will become shareholders of Fidelity Simplicity RMD Income FundSM.
Proposed Reorganization. The Board of Trustees of Fidelity Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Simplicity RMD 2020 Fund℠ and Fidelity Freedom® Blend 2020 Fund pursuant to which Fidelity Simplicity RMD 2020 Fund℠ would be reorganized on a tax-free basis with and into the retail class of Fidelity Freedom® Blend 2020 Fund. As a result, shareholders of Fidelity Simplicity RMD 2020 Fund℠ would receive shares of Fidelity Freedom® Blend 2020 Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Simplicity RMD 2020 Fund℠ in exchange for shares of Fidelity Freedom® Blend 2020 Fund equal in value to the net assets of Fidelity Simplicity RMD 2020 Fund℠ and the assumption by Fidelity Freedom® Blend 2020 Fund of all of the liabilities of Fidelity Simplicity RMD 2020 Fund℠. After the exchange, Fidelity Simplicity RMD 2020 Fund℠ will distribute Fidelity Freedom® Blend 2020 Fund shares to its shareholders pro rata, in liquidation of Fidelity Simplicity RMD 2020 Fund℠. As a result, shareholders of Fidelity Simplicity RMD 2020 Fund℠ will become shareholders of Fidelity Freedom® Blend 2020 Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (a "Meeting") of the Shareholders of Fidelity Simplicity RMD 2020 Fund℠ is expected to be held during the fourth quarter of 2024 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Simplicity RMD 2020 Fund℠ in advance of the Meeting. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about January 10, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In connection with seeking shareholder approval of the Agreement, effective the close of business on August 8, 2024, new positions in Fidelity Simplicity RMD 2020 Fund℠ may no longer be opened. Shareholders of Fidelity Simplicity RMD 2020 Fund℠ on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of Fidelity Simplicity RMD 2020 Fund℠ on August 8, 2024 generally will not be allowed to buy shares of Fidelity Simplicity RMD 2020 Fund℠ except that new Fidelity Simplicity RMD 2020 Fund℠ positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if Fidelity Simplicity RMD 2020 Fund℠ had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by August 8, 2024, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included Fidelity Simplicity RMD 2020 Fund℠ in their discretionary account program since August 8, 2024, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of Fidelity Simplicity RMD 2020 Fund℠, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if Fidelity Simplicity RMD 2020 Fund℠ is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of Fidelity Simplicity RMD 2020 Fund℠ before an investment is accepted.
Effective after the close of business on or about January 9, 2025, new positions in Fidelity Simplicity RMD 2020 Fund℠ may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until Fidelity® Simplicity RMD 2020 Fund's Reorganization takes place.
If shareholder approval of the Agreement cannot be achieved for Fidelity Simplicity RMD 2020 Fund℠, the Board of Trustees has approved a plan of liquidation for Fidelity Simplicity RMD 2020 Fund℠. Prior to such liquidation Fidelity® Simplicity RMD 2020 Fund's assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Freedom® Blend 2020 Fund please call 1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
Principal Investment Risks
The fund is designed for investors who seek to convert accumulated assets into regular payments over time. A shareholder's participation in the systematic withdrawal plan will result in the gradual withdrawal of the value of the shareholder's account in the fund. The fund's share price fluctuates, which means you could lose money by investing in the fund.
  Asset Allocation Risk.
The fund is subject to risks resulting from the Adviser's asset allocation decisions. If the Adviser's asset allocation strategy does not work as intended, the fund may not achieve its objective. If the fund is unable to achieve its objective, the payment strategy may not work as intended. The selection of underlying funds and the allocation of the fund's assets among various asset classes could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives. In addition, the fund's active asset allocation strategy may cause the fund to have a risk profile different than that portrayed above from time to time and may increase losses.
  Investing in Other Funds.
The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility.
The Adviser will continue to invest the fund's assets in equity funds in the years following the fund's horizon date in an effort to achieve the fund's overall investment objective. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. Foreign exchange rates also can be extremely volatile.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) including floating rate loans and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Correlation to Index.
The performance of an underlying index fund and its index may vary somewhat due to factors such as fees and expenses of the underlying fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on an underlying fund and its shareholders.
  Passive Management Risk.
Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. An underlying index fund may be concentrated to approximately the same extent that its index concentrates in the securities of issuers in a particular industry or group of industries.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  "Growth" Investing.
"Growth" stocks can perform differently from the market as a whole and other types of stocks and can be more volatile than other types of stocks.
  "Value" Investing.
"Value" stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.
  Inflation-Protected Debt Exposure.
Increases in real interest rates can cause the price of inflation-protected debt securities to decrease. Interest payments on inflation-protected debt securities can be unpredictable.
  Commodity-Linked Investing.
The value of commodities and commodity-linked investments may be affected by the performance of the overall commodities markets as well as weather, political, tax, and other regulatory and market developments. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures.
  Commodity Futures.
Investments in commodity futures contracts are also subject to the risk of the failure of any of the exchanges on which an underlying fund's positions trade or of its clearinghouses or counterparties. In addition, certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limit. If triggered, these limits could prevent the underlying fund from liquidating unfavorable positions and subject the underlying fund to losses or prevent it from entering into desired trades during the particular trading day.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The hypothetical composite of market indexes has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Prior to June 1, 2017, the fund operated under certain different investment policies and a different pricing structure. The fund's historical performance prior to June 1, 2017 may not represent its current investment policies and does not reflect the fund's current pricing structure.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
5.81%	0.07%	7.08%	13.94%	-4.72%	16.68%	12.63%	7.74%	-15.96%	13.15%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	11.29%	June 30, 2020
Lowest Quarter Return	-11.05%	March 31, 2020
Year-to-Date Return	4.96%	June 30, 2024

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2023	Past 1 year	Past 5 years	Past 10 years
Fidelity Simplicity RMD 2020 Fund℠
Return Before Taxes	13.15%	6.13%	5.18%
Return After Taxes on Distributions	12.23%	4.78%	3.77%
Return After Taxes on Distributions and Sale of Fund Shares	7.93%	4.44%	3.72%
Fidelity Simplicity RMD 2020 Composite Index℠ (reflects no deduction for fees or expenses)	13.07%	6.08%	5.46%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.53%	1.10%	1.81%

Investment Adviser
FMR (the Adviser) is the fund's manager.
Portfolio Manager(s)
Andrew Dierdorf (Co-Portfolio Manager) has managed the fund since 2009.
Brett Sumsion (Co-Portfolio Manager) has managed the fund since 2014.
Purchase and Sale of Shares
The fund is currently closed to new investors. For more information, see the "Additional Information about the Purchase and Sale of Shares" section of the prospectus. Remember to keep shares in your fund position to be eligible to purchase additional shares of the fund.
You may buy or sell shares through a Fidelity® brokerage account, through a retirement account, or through an investment professional.
You may buy or sell shares in various ways:
Internet
www.fidelity.com
Phone
Fidelity Automated Service Telephone (FAST®) 1-800-544-5555
To reach a Fidelity representative 1-800-544-6666
Mail
Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.
Shareholders who elect to participate in the Fidelity® systematic withdrawal plan authorize the automatic sale of fund shares through the plan. A participating shareholder's payment(s) for the period selected under the plan will consist entirely of the proceeds from the automatic sale of the appropriate number of shares of the fund required for the payment(s).
The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Shareholders who elect to participate in the Fidelity® systematic withdrawal plan should consult their tax adviser to discuss tax consequences that could result from participation in the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.
1.9884177.112	R09-SUM-0924